UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03904_

 Value Line Tax Exempt Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: February 28, 2010

Date of reporting period: February 28, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 2/28/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
F e b r u a r y 2 8 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP	The Value Line Tax Exempt Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Joyce E. Heinzerling Francis C. Oakley David H. Porter Paul Craig Roberts Thomas T. Sarkany Nancy-Beth Sheerr Daniel S. Vandivort

OFFICERS	Mitchell E. Appel President Howard A. Brecher Vice President and Secretary Michael J. Wagner Chief Compliance Officer Emily D. Washington Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

00071696

The Value Line Tax Exempt Fund, Inc.

To Our Value Line Tax Exempt

To Our Shareholders (unaudited):

Enclosed is your annual report for the period ended February 28, 2010. The report includes our economic observations, your fund’s performance data and highlights, schedule of investment holdings, and financial statements.

After suffering through what was undoubtedly the worst downturn in the capital markets since the1930’s, most asset classes experienced a rise in valuations in 2009. The municipal bond market also rebounded, and for the 12 months ended February 28, 2010, the total return of The Value Line Tax Exempt Fund was 6.70%. Over the same time period, the Barclays Capital Municipal Bond Index reported a return of 9.34%.(1) This improved performance in the municipal bond market came despite the significant challenges facing state and local governments. A key contributor to this market’s higher returns in 2009 was a technical imbalance created by the Build America Bond Program. This program reshaped the municipal bond market in 2009, enabling traditional tax-exempt issuers to float more debt in the taxable bond market. This resulted in a significantly diminished supply of plain vanilla municipal bonds with no decrease in demand for these securities.

Given the uncertain investment environment of 2009, the Fund followed a conservative investment strategy in an effort to avoid undue risk to principal. Securities were favored from states with balanced budgets, relatively strong housing markets, and good prospects for economic growth. The Fund’s focus on these higher quality credits largely account for its underperformance relative to the Barclays Index. While the average AAA-rated municipal bond returned 5.57% over the period, the average single A-rated bond’s returns were more than double at 12.29%. The market did reward the investor willing to accept greater levels of credit risk. The decision to slightly overweight the intermediate part of the yield curve also negatively impacted the Fund’s performance.

Several economic and broad market themes of 2009 have carried over into 2010. Many states and local governments continue to grapple with severe budgetary issues. School districts across the country are cutting teaching positions and state pension funding levels continue to weaken. Joblessness remains a serious issue throughout the U.S. with only modest job creation expected in 2010. The yields on long-term tax-exempt bonds continue to be heavily impacted by the shift in long-term issuance to the taxable Build America Bond market program. We are closely monitoring these economic, budgetary, and market forces and assessing their impact on the individual states’ creditworthiness.

While lingering economic uncertainties remain, we remain focused on providing to our investors the maximum level of income exempt from federal income taxes while avoiding undue risk to principal. We thank you for your continued investment with us.

Sincerely,

/s/	Mitchell Appel

Mitchell Appel, President

April 14, 2010

(1)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

The Value Line Tax Exempt Fund, Inc.

Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved long and severe, most likely ended last year, although the National Bureau of Economic Research, which assigns beginning and ending dates to recessions, has yet to rule that the downturn has, indeed, concluded. In all, the business contraction—which produced a succession of quarterly declines in the U.S. gross domestic product along with countless other upheavals—apparently concluded with the restoration of GDP growth in the final half of 2009 and the first three months of this year. The nascent up cycle was underpinned initially by a positive swing in the inventory cycle, a strengthening in business equipment expenditures, and a slightly better showing on the consumer spending front.

Going forward, the upturn should be supported by further, but uneven, improvement in consumer and industrial activity, and some stabilization in the troubled housing sector. It is worth noting that the prospective rate of GDP growth in 2010 should be on the order of 3%, which is below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain critical sectors at this time—notably housing and employment—to generate the greater levels of consumer spending needed for significantly higher rates of GDP growth, in our opinion.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. Other contributing factors included a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in the unemployment rate, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some months yet—notably the weakness in housing and employment. Such prospective difficulties underscore why we expect below-trend rates of GDP growth for a year or more. Encouragingly, though, most business barometers are now either stabilizing or improving modestly. It is much the same overseas, where severe business declines had been seen earlier across much of Europe and Asia. Those setbacks, which generally got under way somewhat after our own reversal commenced, have also largely run their course. Following this initially moderate recovery stateside, we would look for sufficient brightening in housing and employment to help underpin a substantial and durable economic recovery lasting, perhaps, through the middle years of this decade.

Inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has now moved onto a more stable and largely benign path. Going forward, we expect pricing to chart an uneven course, with further up-and-down swings in oil and commodities being the norm, as the economy’s evolving expansion matures. On average, we think that pricing will increase less sharply over the next year or two than it did before the 2007-2009 recession. Looking further out, we see pricing pressures developing later on in the business up cycle—as is only natural, as demand for labor and materials revives. The Federal Reserve Board, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe the Fed is unlikely to start increasing interest rates until later this year or even 2011. Once it does opt to tighten, we believe it will do so rather gently. That is because the risks to the sustainability of the business up cycle seem too great for the central bank to consider moving to aggressively tighten anytime soon.

The Value Line Tax Exempt Fund, Inc.

(unaudited)

The following graph compares the performance of The Value Line Tax Exempt Fund, Inc. to that of the Barclays Capital Municipal Bond Index (the “Index”). The Value Line Tax Exempt Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in The
Value Line Tax Exempt Fund, Inc. and the Barclays Capital Municipal Bond Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 2/28/10	6.70%	$10,670
5 years ended 2/28/10	2.13%	$11,111
10 years ended 2/28/10	4.10%	$14,952

*
The Barclays Capital Municipal Bond Index is representative of the broad based fixed income market. It includes long-term investment grade tax-exempt bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index. The return for the Index does not reflect expenses which are deducted from the Fund’s returns.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Value Line Tax Exempt Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2009 through February 28, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 9/1/09
	9/1/09	2/28/10	thru 2/28/10*

Actual	$1,000.00	$1,022.83	$3.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$3.91

*
Expenses are equal to the Fund’s annualized expense ratio of 0.78% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

The Value Line Tax Exempt Fund, Inc.

Portfolio Highlights at February 28, 2010 (unaudited)

Ten Largest Long-Term Holdings

	Principal		Percentage of
Issue	Amount	Value	Net Assets
Massachusetts Bay Transportation Authority, Revenue Bonds,
Ser. B, NATL-RE Insured, 5.50%, 7/1/29	$3,000,000	$3,565,980	4.2%
Northern Illinois Municipal Power Agency, Power Project Revenue,
Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured,
5.00%, 1/1/20	$3,215,000	$3,472,232	4.1%
Leander Texas Independent School District, General Obligation
Unlimited, Capital Appreciation, Refunding & School Building,
PSF-GTD Insured, 0.00%, 8/15/41	$19,000,000	$3,088,260	3.7%
Pennsylvania Economic Development Financing Authority Water
Facilities Revenue, Refunding Bonds, Aqua Pennsylvania, Inc.,
Ser. A, 5.00%, 10/1/39	$3,000,000	$3,022,620	3.6%
Municipal Water Finance Authority, Water and Sewer System Revenue,
Revenue Bonds, Ser. DD, 4.75%, 6/15/36	$3,000,000	$3,014,520	3.6%
Chicago Illinois Transit Authority, Federal Transit Administration
Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	$2,660,000	$2,847,131	3.4%
Hays Texas Consolidated Independent School District, General
Obligation Unlimited, 4.50%, 8/15/32	$2,800,000	$2,788,184	3.3%
Frisco Texas Independent School District, General Obligation Unlimited,
School Building, 4.50%, 8/15/40	$2,720,000	$2,649,525	3.2%
Arlington Texas, Special Tax, 5.00%, 8/15/28	$2,575,000	$2,625,290	3.1%
Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C,
Assured GTY Insured, 5.00%, 1/1/22	$2,500,000	$2,595,800	3.1%

Asset Allocation — Percentage of Fund’s Net Assets

The Value Line Tax Exempt Fund, Inc.

Portfolio Highlights at February 28, 2010 (unaudited)

Quality Diversification – Credit Quality expressed as a Percentage of Fund’s Net Assets as of 2/28/10

Aaa/AAA	18.5%
Aa1	2.2%
Aa2	8.2%
Aa3/AA-	32.7%
A1	3.8%
A2/A	13.8%
A3	4.3%
Baa1	9.2%
Total Investments	92.7%
Cash and other assets in excess of liabilities	7.3%
Total Net Assets	100.0%

Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments	February 28, 2010

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (92.7%)
	ARIZONA (2.4%)
$2,000,000	Mesa Utility Systems, Revenue Bonds, 4.88%, 7/1/32	Aa3	$2,033,480
	ARKANSAS (1.9%)
	Arkansas State Development Financing Authority, Economic
	Development Revenue Bonds, Ser. B, ADFA/ADED Guaranteed:
300,000	4.25%, 3/1/15	A*	311,775
500,000	4.30%, 3/1/16	A*	511,845
275,000	4.35%, 3/1/17	A*	278,944
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, ERP Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa2	514,080
			1,616,644
	CALIFORNIA (6.9%)
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, FSA Insured, 0.00%, 8/1/30 (1)	Aa3	150,380
635,000	Folsom Cordova California Unified School District, School Facilities Improvement District No. 3, General Obligation Unlimited, Capital Appreciation, Election of 2007, Ser. A, MBIA Insured, 0.00%, 10/1/21 (1)	A3	320,014
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, FSA Insured, 5.25%, 10/15/21	Aa3	253,741
485,000	Long Beach California HBR Revenue, Refunding Bonds, AMT, Ser. A, MBIA-IL-RE Insured, 5.00%, 5/15/21	Aa2	495,209
2,200,000	Los Angeles Unified School District, General Obligation Unlimited, Ser. A-1, NATL-RE Insured, 4.50%, 1/1/28	Aa3	2,108,612
5,135,000	Norwalk-La Mirada California Unified School District, General Obligation Unlimited, Capital Appreciation, Ser. B, FSA-CR FGIC Insured, 0.00%, 8/1/29 (1)	Aa3	1,575,521
855,000	Santa Clara County California Financing Authority Lease Revenue, Multiple Facilities Projects, Revenue Bonds, Ser. K, AMBAC Insured, 5.00%, 5/15/25	Aa3	897,707
			5,801,184

	FLORIDA (2.4%)
685,000	Cape Coral Florida Utility Improvement Assessment, Southwest 4 Area, MBIA Insured, 4.50%, 7/1/18	Baa1	705,708
415,000	Hillsborough County School Board Certificates of Participation, Master Lease Program, MBIA Insured, 5.00%, 7/1/22	Aa3	437,792
350,000	Miami-Dade County Florida Aviation Revenue, Refunding Bonds, Miami International Airport, MBIA-RE FGIC Insured, 5.75%, 10/1/17	A2	363,786
465,000	Polk County Florida Public Facilities, Revenue Bonds, MBIA Insured, 5.00%, 12/1/21	A2	490,659
			1,997,945

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments

Principal Amount		Rating (unaudited)	Value
	ILLINOIS (10.0%)
$1,000,000	Chicago Illinois General Obligation Unlimited, Project & Refunding, Ser. A, FSA Insured, 5.00%, 1/1/22	Aa3	$1,074,820
2,660,000	Chicago Illinois Transit Authority, Federal Transit Administration Section 5309, Revenue Bonds, Ser. A, 5.00%, 6/1/22	Aa3	2,847,131
1,000,000	Illinois Finance Authority Revenue, Refunding Bonds, Shedd Aquarium Society, AMBAC Insured, 5.25%, 7/1/23	A1	1,038,360
3,215,000	Northern Illinois Municipal Power Agency, Power Project Revenue, Refunding Bonds, Prairie State Project, Ser. A, MBIA Insured, 5.00%, 1/1/20	A2	3,472,232
			8,432,543
	INDIANA (5.4%)
2,005,000	Brownsburg Indiana 1999 School Building Corporation, Revenue Refunding Bonds, First Mortgage, Ser. B, FSA State Aid Withholding Insured, 5.00%, 7/15/24	AAA*	2,105,070
1,605,000	Columbus Indiana Renovation School Building Corporation First Mortgage, Revenue Bonds, MBIA Insured, 5.00%, 7/15/21	Baa1	1,716,018
	Franklin Township Indiana School Building Corporation, Marion County First Mortgage, Revenue Bonds, MBIA Insured:
210,000	5.00%, 7/15/22	Baa1	220,544
440,000	5.00%, 7/15/23	Baa1	460,354
			4,501,986
	KANSAS (0.6%)
500,000	Johnson County Kansas Unified School District No. 512 Shawnee Mission, General Obligation Unlimited, Ser. A, 4.50%, 10/1/27	Aa1	516,990

	MARYLAND (1.3%)
1,000,000	Howard County Maryland Consolidated Public Improvement, General Obligation Unlimited, Ser. A, 4.00%, 2/15/23	Aaa	1,063,250

	MASSACHUSETTS (4.2%)
3,000,000	Massachusetts Bay Transportation Authority, Revenue Bonds, Ser. B, NATL-RE Insured, 5.50%, 7/1/29	Aa2	3,565,980

	MICHIGAN (2.7%)
2,135,000	Detroit Michigan Sewage Disposal Revenue Bonds, Refunding, Senior Lien, Ser. A, AGC-ICC MBIA Insured, 5.25%, 7/1/22	Aa3	2,224,606
65,000	State Building Authority, State Police Commission System, Revenue Bonds, MBIA Insured, 4.65%, 10/1/19	A2	66,271
			2,290,877
	MISSISSIPPI (2.5%)
2,120,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	2,078,957

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

February 28, 2010

Principal Amount		Rating (unaudited)	Value
	MISSOURI (1.2%)
$1,000,000	Bi-State Development Agency Missouri Illinois Metropolitan District Mass Transaction Sales Tax, Revenue Bonds, Remk-Metrolink Cross Country Project, FSA Insured, 5.00%, 10/1/21	Aa3	$1,047,440

	NEVADA (3.8%)
1,820,000	Clark County Nevada Airport Revenue, Refunding Bonds, Jet Aviation Fuel Tax, Ser. C, AMBAC Insured, 5.38%, 7/1/16	A1	1,877,985
1,300,000	Clark County Nevada Improvement District, Special Location Improvement District No. 112, 5.00%, 8/1/34	Aa1	1,290,887
			3,168,872
	NEW JERSEY (2.5%)
2,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 4.00%, 7/1/25	Aaa	2,066,960

	NEW YORK (1.4%)
130,000	New York New York, General Obligation Unlimited, Subser. F-1, 5.00%, 9/1/16	Aa3	145,597
1,000,000	Westchester County New York, General Obligation Unlimited, Ser. B, 3.00%, 6/1/21	Aaa	1,004,970
			1,150,567
	NEW YORK CITY (4.2%)
3,000,000	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds, Ser. DD, 4.75%, 6/15/36	Aa3	3,014,520
250,000	New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Ser. S-1, 5.00%, 1/15/14	A1	280,662
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2	269,348
			3,564,530
	NORTH DAKOTA (1.1%)
905,000	Grand Forks North Dakota Health Care Systems Revenue Bonds, MBIA Insured, 5.63%, 8/15/27	Baa1	902,484

	OHIO (3.1%)
2,500,000	Cleveland Ohio Airport System Revenue, Refunding Bonds, Ser. C, Assured GTY Insured, 5.00%, 1/1/22	Aa3	2,595,800

	PENNSYLVANIA (3.6%)
3,000,000	Pennsylvania Economic Development Financing Authority Water Facilities Revenue, Refunding Bonds, Aqua Pennsylvania, Inc., Ser. A, 5.00%, 10/1/39	AA-*	3,022,620

	PUERTO RICO (1.5%)
1,320,000	Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Refunding Bonds, Ser.L, NATL-RE Insured, 5.25%, 7/1/35	Baa1	1,262,910

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Schedule of Investments

Principal Amount		Rating (unaudited)	Value
	TEXAS (29.5%)
$2,575,000	Arlington Texas, Special Tax, 5.00%, 8/15/28	A2	$2,625,290
1,100,000	Dallas Texas Civic Center, Revenue Bonds, Refunding & Improvement, Assured GTY Insured, 5.00%, 8/15/17	Aa3	1,223,739
	Fort Worth Texas, General Obligation Ltd., Certificates Obligation-Parking:
1,035,000	5.25%, 3/1/26	Aa2	1,116,061
250,000	5.25%, 3/1/27	Aa2	268,000
650,000	5.25%, 3/1/28	Aa2	691,899
2,720,000	Frisco Texas Independent School District, General Obligation Unlimited, School Building, 4.50%, 8/15/40	Aaa	2,649,525
	Harris County Texas, Revenue Bonds, Senior Lien-Toll Road, Ser. A:
945,000	5.00%, 8/15/27	Aa3	1,014,250
1,670,000	5.00%, 8/15/32	Aa3	1,735,080
2,800,000	Hays Texas Consolidated Independent School District, General Obligation Unlimited, 4.50%, 8/15/32	AAA*	2,788,184
	Laredo Texas Independent School District Public Facility Corp.,
	Lease Revenue Bonds, AMBAC Insured:
280,000	Ser. A, 5.00%, 8/1/16	A*	287,806
120,000	Ser. A, 5.00%, 8/1/18	A*	122,447
475,000	Ser. B, 5.00%, 8/1/21	A*	481,859
500,000	Ser. C, 5.00%, 8/1/15	A*	516,780
19,000,000	Leander Texas Independent School District, General Obligation Unlimited, Capital Appreciation, Refunding & School Building, PSF-GTD Insured, 0.00%, 8/15/41 (1)	AAA*	3,088,260
2,400,000	Southmost Junior College District Texas, General Obligation Unlimited, MBIA-IL-RE Insured, 5.00%, 2/15/25	Baa1	2,494,008
	Upper Trinity Regional Water District, Revenue Refunding Bond, AMBAC Insured:
2,015,000	5.25%, 8/1/21	A3	2,144,887
1,105,000	5.25%, 8/1/22	A3	1,169,797
375,000	Ysleta Texas Independent School District, General Obligation Unlimited, 5.00%, 8/15/30	AAA*	397,942
			24,815,814
	VIRGINIA (0.5%)
410,000	Tobacco Settlement Financing Corporation, Revenue Bonds, Asset-Backed, 5.25%, 6/1/19	Aaa	426,183

	TOTAL LONG-TERM MUNICIPAL SECURITIES (2) (92.7%) (Cost $76,153,352)		77,924,016

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

February 28, 2010

Value

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (7.3%)	6,143,333

NET ASSETS (100.0%)	$84,067,349

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER OUTSTANDING SHARE ($84,067,349 ÷ 8,757,230 shares outstanding)	$9.60

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.
(1)	Zero coupon bond.
(2)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Statement of Assets and Liabilities at February 28, 2010

Assets:
Investment securities, at value (Cost - $76,153,352)	$77,924,016
Cash	6,883,078
Interest receivable	579,391
Receivable for capital shares sold	37,472
Prepaid expenses	18,377
Total Assets	85,442,334

Liabilities:
Payable for securities purchased	1,063,100
Payable for capital shares redeemed	172,717
Dividends payable to shareholders	74,263
Accrued expenses:
Advisory fee	33,587
Directors’ fees and expenses	61
Other	31,257
Total Liabilities	1,374,985
Net Assets	$84,067,349

Net assets consist of:
Capital stock, at $0.01 par value (authorized 65,000,000, outstanding 8,757,230 shares)	$87,572
Additional paid-in capital	90,265,700
Distributions in excess of net investment income	(21,611)
Accumulated net realized loss on investments	(8,034,976)
Net unrealized appreciation of investments	1,770,664
Net Assets	$84,067,349

Net Asset Value, Offering and Redemption Price per Outstanding Share ($84,067,349 ÷ 8,757,230 shares outstanding)	$9.60

Statement of Operations for the Year Ended February 28, 2010

Investment Income:
Interest	$4,022,151

Expenses:
Advisory fee	423,393
Service and distribution plan fees	211,696
Printing and postage	43,132
Transfer agent fees	35,099
Custodian fees	34,188
Registration and filing fees	33,544
Auditing and legal fees	30,867
Insurance	10,347
Directors’ fees and expenses	6,922
Other	30,507
Total Expenses Before Custody Credits and Fees Waived	859,695
Less: Service and Distribution Plan Fees Waived	(211,696)
Less: Custody Credits	(983)
Net Expenses	647,016
Net Investment Income	3,375,135

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(1,155,713)
Change in Net Unrealized Appreciation/(Depreciation)	3,320,141

Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	2,164,428

Net Increase in Net Assets from Operations	$5,539,563

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Statement of Changes in Net Assets for the Years Ended February 28, 2010 and 2009

	Year Ended February 28, 2010	Year Ended February 28, 2009

Operations:
Net investment income	$3,375,135	$3,427,369
Net realized loss on investments	(1,155,713)	(4,954,297)
Change in net unrealized appreciation/(depreciation)	3,320,141	5,600,332
Net increase in net assets from operations	5,539,563	4,073,404

Distributions to Shareholders:
Net investment income	(3,377,034)	(3,423,979)

Capital Share Transactions:
Proceeds from sale of shares	2,253,105	1,376,078
Proceeds from reinvestment of dividends to shareholders	2,454,891	2,482,420
Cost of shares redeemed	(7,670,998)	(9,392,582)
Net decrease in net assets from capital share transactions	(2,963,002)	(5,534,084)
Total Decrease in Net Assets	(800,473)	(4,884,659)

Net Assets:
Beginning of year	84,867,822	89,752,481
End of year	$84,067,349	$84,867,822
Distributions in excess of net investment income, at end of year	$(21,611)	$(19,712)

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line Tax Exempt Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state or region. The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The investments are valued each business day at market value using prices supplied by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Board of Directors.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 - Inputs that are unobservable.

During the year ended February 28, 2010, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The Value Line Tax Exempt Fund, Inc.

February 28, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Total Municipal Securities	$0	$77,924,016	$0	$77,924,016
Total Investments in Securities	$0	$77,924,016	$0	$77,924,016

For the year ended February 28, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Fund to declare dividends daily from net investment income. Dividends credited to a shareholder’s account are paid monthly. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Fund expects to distribute any net realized capital gains at least annually.

The amount of dividends and distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“VLI”), Value Line Securities, Inc. currently, EULAV Securities, Inc. (“ESI” or the “Distributor”), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Board of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter referred to above. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve equal monthly installments commencing April 1, 2010. The Fund accrued $8,313 in expense reimbursements from VLI.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued. On March 11, 2010, with an effective date of July 1, 2010, the Distributor contractually agreed to waive 0.25% of the 12b-1 fee for a one year period.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Shares sold	234,650	146,700
Shares issued to shareholders in reinvestment of dividends and distributions	257,715	264,106
Shares redeemed	(803,738)	(1,007,577)
Net decrease	(311,373)	(596,771)
Dividends per share from net investment income	$0.3774	$0.3651

3. Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Year Ended February 28, 2010
Purchases:
Long-term Obligations	$117,784,680

Sales:
Long-term Obligations	$117,870,572

The Value Line Tax Exempt Fund, Inc.

February 28, 2010

4. Income Taxes

At February 28, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$76,153,352
Gross tax unrealized appreciation	$2,080,451
Gross tax unrealized depreciation	($309,787)
Net tax unrealized appreciation on investments	$1,770,664
Undistributed income on municipal bonds	$52,651
Capital loss carryforward, expires February 29, 2016	($1,086,256)
Capital loss carryforward, expires February 28, 2017	($5,605,143)
Capital loss carryforward, expires February 28, 2018	($929,407)

During the year ended February 28, 2010, as permitted under federal income tax regulations, the Fund elected to defer $414,170 of post-October net capital losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The tax composition of dividends to shareholders for the years ended February 28, 2010 and February 28, 2009 were as follows:

	2010	2009
Tax exempt income	$3,134,695	$3,387,758
Taxable ordinary income	242,339	36,221
	$3,377,034	$3,423,979

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $423,393 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended February 28, 2010. This was computed at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”). The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $211,696, before fee waiver, were accrued under the Plan for the year ended February 28, 2010. Effective July 1, 2008 and 2009, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the year ended February 28, 2010, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the year ended February 28, 2010, the Fund’s expenses were reduced by $983 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

The Value Line Tax Exempt Fund, Inc.

Notes to Financial Statements

Certain officers, employees and directors of Value Line and affiliated companies are also officers and a director of the Fund. At February 28, 2010, the officers and director of the Fund as a group owned 465 shares, representing less than 1% of the outstanding shares.

The Value Line Tax Exempt Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended on Last Day of February,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.36	$9.29	$10.56	$10.56	$10.66

Income from investment operations:
Net investment income	0.38	0.37	0.39	0.40	0.37
Net gains or (losses) on securities (both realized and unrealized)	0.24	0.07	(1.21)	0.09	(0.04)
Total from investment operations	0.62	0.44	(0.82)	0.49	0.33

Less distributions:
Dividends from net investment income	(0.38)	(0.37)	(0.39)	(0.40)	(0.37)
Distributions from net realized gains	–	–	(0.06)	(0.09)	(0.06)
Total distributions	(0.38)	(0.37)	(0.45)	(0.49)	(0.43)

Net asset value, end of year	$9.60	$9.36	$9.29	$10.56	$10.56

Total return	6.70%	4.74%	(8.03)%	4.73%	3.22%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$84,067	$84,868	$89,752	$109,503	$117,478
Ratio of expenses to average net assets(1)	1.02%	0.99%	0.93%	0.93%	0.97%
Ratio of expenses to average net assets(2)	0.76%	0.69%	0.65%	0.67%	0.95%
Ratio of net investment income to average net assets	3.99%	3.87%	3.83%	3.79%	3.51%
Portfolio turnover rate	146%	307%	213%	283%	149%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor, would have been 1.01%, 0.94%, 0.90%, 0.92%, and 0.96% for the years ended February 28, 2010, February 28, 2009, February 29, 2008, February 28, 2007, and February 28, 2006, respectively.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

The Value Line Tax Exempt Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Value Line Tax Exempt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Tax Exempt Fund, Inc. (the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York

April 23, 2010

The Value Line Tax Exempt Fund, Inc.

Federal Tax Notice (unaudited)

During the year ended February 28, 2010, the Fund paid dividends to shareholders of $0.3774 per share from net investment income, of which 92.82% are designated as exempt interest dividends for federal tax purposes. However, state and local taxes differ from state to state and a portion of the dividends may be subject to the individual Alternative Minimum Tax, so it is suggested that you consult your own tax adviser with respect to those taxes.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Interested Director*

Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, Inc. since November 2009 and Director since February 2010.	Value Line, Inc.
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1986	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

The Value Line Tax Exempt Fund, Inc.

Management of the Fund

Other
		Length of	Principal Occupation	Directorships
Name, Address, and DOB	Position	Time Served	During the Past 5 Years	Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director (Chairman of Board Since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

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The Value Line Tax Exempt Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2010 $23,838

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2010 $13,773

(d)	All Other Fees – None

(e)	(1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2010 $1,700

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	May 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	May 4, 2010